Exhibit 32.2

                              CERTIFICATION OF THE

              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

                             PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Report on Form 10-Q for the period ended September 30, 2006 of KeySpan Corporation (the "Corporation"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald Luterman, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    November 3, 2006

                                                     /s/Gerald Luterman
                                                     ------------------------
                                                     Gerald Luterman
                                                     Executive Vice President
                                                     and Chief Financial Officer